UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 16, 2007

FLOW INTERNATIONAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Washington

(State or Other Jurisdiction of Incorporation)

0-12448	91-1104842
(Commission File Number)	(IRS Employer Identification No.)

23500 64th Avenue South, Kent, Washington	98032
(Address of Principal Executive Offices)	(Zip Code)

(253) 850-3500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 16, 2007, immediately following the filing of the Company’s 10-K for the year ended April 30, 2007, Charles M. Brown’s election to the Board of Directors and his appointment as CEO became effective. He replaced Stephen Light as a director and CEO whose retirement became effective upon the filing of the 10-K. Mr. Brown’s election and appointment were pursuant to the terms of his employment contract.

Information concerning Mr. Brown’s employment contract is incorporated by reference from Paragraphs 3-9 of Item 5.02 of the July 5 8-K

Item 8.01 Other Events.

Immediately following the filing of the 10-K for the year ended April 30, 2007, Stephen Light resigned as a director and as Chief Executive Officer.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1.	Employment Agreement by and between Flow International Corporation and Charles M. Brown dated July 3, 2007 (incorporated by reference to Exhibit 99.2 to the 8-K filed on July 5, 2007)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOW INTERNATIONAL CORPORATION
(Registrant)

Date: July 23, 2007	By:	/s/ John S. Leness
John S. Leness
General Counsel and Secretary

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